Exhibit 10.8

                                  BILL OF SALE

Greater Dubuque Riverboat Entertainment Company, L.C. ("Seller"), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer and set over unto Peninsula Gaming Company, LLC ("Buyer") the following described property, to-wit:

      All of Seller's rights in and to the Seller's Assets (as defined in that certain Asset Purchase and Sale Agreement executed on January 15, 1999 by and between Seller and AB Capital, L.L.C. (k/k/a Peninsula Gaming Partners, LLC) (the "Asset Purchase Agreement") to the extent that title to such assets may be transferred by Bill of Sale.

Seller and Buyer acknowledge that the conveyance contemplated herein is intended to effectuate the provisions of the Asset Purchase Agreement and that all capitalized terms contained herein that are not otherwise defined shall have the meanings assigned thereto in the Asset Purchase Agreement. Notwithstanding any provision of this Bill of Sale to the contrary, nothing contained herein shall be construed to convey title to any Excluded Assets as defined in the Asset Purchase Agreement.

Executed as of the 15th day of July, 1999.

GREATER DUBUQUE RIVERBOAT
ENTERTAINMENT COMPANY, L.C.


By: /s/ Donald Iverson
    --------------------------------------
    Donald Iverson, Chairman,
    Managing Committee

STATE OF New York  )
                   ) ss
COUNTY OF New York )

      On this 15 day of July, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Donald Iverson, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that such person, as the Chairman of the Management Committee of Greater Dubuque Riverboat Entertainment Company, L.C., executed the instrument as the voluntary act and deed of himself and of the company.


                                        /s/ Linda Hoyt
                                        ----------------------------------------
                                        Notary public in an for said State

                                                    LINDA HOYT
                                         NOTARY PUBLIC, State of New York
                                                  No. 31-4768864
                                           Qualified in New York County
                                        Commission Expires March 30, 2000